Exhibit 10.1

NOTE PURCHASE AGREEMENT

This NOTE PURCHASE AGREEMENT (the “Agreement”), dated as of             , 2015 (the “Effective Date”), is entered into by and among AYTU BIOSCIENCE, INC., a Delaware corporation (the “Company”), and the undersigned (the “Purchaser”).

RECITALS

A. The Company has retained NewBridge Securities Corporation/Life Tech Capital (the “Placement Agent”) to act as its exclusive placement agent, in a private offering (the “Offering”) of a minimum of $2,000,000 and a maximum of $6,000,000 (the “Principal Loan Amount”) in convertible promissory notes in substantially the form attached hereto as Exhibit A (the “Notes”);

B. The terms of the Offering are summarized in that certain Private Placement Memorandum, a copy of which has been provided to the Purchaser (the “Private Placement Memorandum”).

C. The Company desires to enter into this Agreement to issue and sell the Notes and the Purchaser desires to purchase the principal amount of Notes set forth on the signature page hereto on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the promises and the mutual representations and covenants hereinafter set forth, the parties hereby agree as follows:

I.	PURCHASE OF NOTES AND REPRESENTATIONS BY PURCHASER; REGISTRATION

1.1 Subject to the terms and conditions hereinafter set forth, the Purchaser hereby irrevocably subscribes for and agrees to purchase from the Company that portion of the aggregate principal amount of the Principal Loan Amount authorized to be issued by the Company set forth on the signature page hereto (the “Purchaser Loan Amount”) in the form of immediately available U.S. dollars in the amount of such Subscription Loan Amount delivered by wire transfer to the escrow account designated by the Company.

Upon acceptance by the Placement Agent and the Company of subscriptions totaling at least $2,000,000 (the “Minimum Amount”) on or before July 31, 2015 (subject to the Company’s right to extend such date 31 days, the “Expiry”, the Placement Agent and the Company shall have the right at any time thereafter to effect an initial closing with respect to the Offering (the “Initial Closing”). Pending receipt of the Minimum Amount, all funds will be held in escrow by Signature Bank, a New York State chartered bank. Thereafter, the Placement Agent and the Company shall continue to accept additional subscriptions for, and continue to have closings (together with the Initial Closing, each a “Closing” and the date thereof the “Closing Date”) with respect to subscriptions for Notes from new or existing investors from time to time until the Expiry.

The Purchaser understands that the Company’s and the Placement Agent’s respective officers, directors, employees and/or affiliates may purchase Notes in this Offering.

The Company agrees to file a Registration Statement on Form S-1 (the “Registration Statement”) with the SEC (defined below) within five (5) months of the closing on the Minimum Amount registering all of the Underlying Shares for all Notes sold in the Offering and will use its best efforts to have such Registration Statement declared effective by the SEC within twelve (12) months of the closing on the Minimum Amount. The Registration Statement will register a number of shares of the Company’s common stock equal to the Company’s best estimate of the number of shares into which the Notes will be convertible (based upon 120% of the principal, 120% of one (1) year of interest and using a conversion price of $4.63 per share).

1.2 The Purchaser recognizes that the purchase of the Notes involves a high degree of risk including, but not limited to, the following: (a) the Company remains an early stage business and requires substantial funds in addition to the proceeds of the Offering; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Notes; (c) the Purchaser may not be able to liquidate its investment; (d) transferability of the Notes is extremely limited; and (e) in the event of a disposition of the Notes, the Purchaser could sustain the loss of its entire investment. Without limiting the generality of the representations set forth in Section 1.5 below, the Purchaser represents that the Purchaser has carefully reviewed the section of the Company’s filings with the Securities and Exchange Commission (the “SEC Filings”) captioned “Risk Factors.”

1.3 The Purchaser represents that the Purchaser is an “accredited investor” as such term is defined in Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), as indicated by the Purchaser’s responses to the questions contained in Article VI hereof, and that the Purchaser is able to bear the economic risk of an investment in the Notes. If the Purchaser is a natural person, the Purchaser has reached the age of majority in the state or other jurisdiction in which the Purchaser resides, has adequate means of providing for the Purchaser’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Notes for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

1.4 The Purchaser hereby acknowledges and represents that (a) the Purchaser has sufficient knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange, or the Purchaser has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Purchaser and to all other prospective investors in the Notes in order to evaluate the merits and risks of such an investment on the Purchaser’s behalf; (b) the Purchaser recognizes the highly speculative nature of this investment; and (c) the Purchaser is able to bear the economic risk that the Purchaser hereby assumes.

1.5 The Purchaser hereby acknowledges receipt and careful review of this Agreement, the Note and the Private Placement Memorandum (which includes Risk Factors), including all exhibits thereto (collectively referred to as the “Offering Materials”) and hereby represents that the Purchaser has been furnished by the Company during the course of the Offering with all information regarding the Company, the terms and conditions of the Offering and any additional information that the Purchaser, its purchaser representative, attorney and/or accountant has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Offering.

1.6 (a) In making the decision to invest in the Notes, the Purchaser has relied solely upon the information provided by the Company in the Offering Materials or in the SEC filings. To the extent necessary, the Purchaser has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Notes hereunder. The Purchaser disclaims reliance on any statements made or information provided by any person or entity in the course of Purchaser’s consideration of an investment in the Notes other than the Offering Materials. The Purchaser acknowledges and agrees that (i) the Company has prepared the Offering Materials and that no other person, including without limitation, the Placement Agent, has supplied any information for inclusion in the Offering Materials other than information furnished in writing to the Company by the Placement Agent specifically for inclusion in those parts of the Offering Materials relating specifically to the Placement Agent, (ii) the Placement Agent has no responsibility for the accuracy or completeness of the Offering Materials and (iii) the Purchaser has not relied upon the independent investigation or verification, if any, that may have been undertaken by the Placement Agent.

(b) The Purchaser represents that (i) the Purchaser was contacted regarding the sale of the Notes by the Company or the Placement Agent (or an authorized agent or representative of the Company or the Placement Agent) with whom the Purchaser had a prior substantial pre-existing relationship and (ii) no Notes were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Purchaser did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

1.7 The Purchaser hereby represents that the Purchaser, either by reason of the Purchaser’s business or financial experience or the business or financial experience of the Purchaser’s professional advisors (who are unaffiliated with and not compensated by the Company or any affiliate or selling agent of the Company, including the Placement Agent, directly or indirectly), has the capacity to protect the Purchaser’s own interests in connection with the transaction contemplated hereby.

1.8 The Purchaser hereby acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) nor any state regulatory authority since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Regulation D promulgated thereunder. The Purchaser understands that the Notes have not been registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Notes unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available.

1.9 The Purchaser understands that the Notes have not been registered under the Securities Act or any state securities laws by reason of a claimed exemption under the provisions of the Securities Act and such state securities laws that depends, in part, upon the Purchaser’s investment intention. The Purchaser hereby represents that the Purchaser is purchasing the Notes for the Purchaser’s own account for investment and not with a view toward the resale or distribution to others. The Purchaser, if an entity, further represents that it was not formed for the purpose of purchasing the Notes.

1.10 The Purchaser understands that there is no public market for the Notes and that no market may develop for any of such Notes. The Purchaser understands that even if a public market develops for such Notes, Rule 144 (“Rule 144”) promulgated under the Securities Act requires for non-affiliates, among other conditions, a six-month holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. The Purchaser understands and hereby acknowledges that the Company is under no obligation to register any of the Notes under the Securities Act or any state securities or “blue sky” laws.

1.11 The Purchaser consents to the placement of a legend on any certificate or other document evidencing the Notes that such Notes have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Purchaser is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Notes. The legend to be placed on each certificate shall be in form substantially similar to the following:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES OR “BLUE SKY LAWS”, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

1.12 The Purchaser hereby represents that the address of the Purchaser furnished by Purchaser on the signature page hereof is the Purchaser’s principal residence if Purchaser is an individual or its principal business address if it is a corporation or other entity.

1.13 The Purchaser represents that the Purchaser has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Notes. This Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

1.14 If the Purchaser is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, (a) it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so and (b) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

1.15 The Purchaser acknowledges that if he or she is a Registered Representative of a Financial Industry Regulatory Authority (“FINRA”) member firm, he or she must give such firm the notice required by NASD Rule 3050, receipt of which must be acknowledged by such firm in Section 6.3 below.

1.16 (a) The Purchaser agrees not to issue any public statement with respect to the Purchaser’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

(b) The Company agrees not to disclose the names, addresses or any other information about the Purchasers, except as required by law.

1.17 The Purchaser represents and warrants that it has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Purchaser hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of such Purchaser hereunder.

1.18 The Purchaser agrees to hold the Company and its directors, officers, employees, affiliates, controlling persons and agents (including the Placement Agent and its officers, directors, employees, counsel, controlling persons and agents) and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (a) any sale or distribution of the Notes by the Purchaser in violation of the Securities Act or any applicable state or foreign securities or “blue sky” laws; or (b) any false representation or warranty or any breach or failure by the Purchaser to comply with any covenant made by the Purchaser in this Agreement (including the Confidential Investor Questionnaire contained in Article VI herein) or any other document furnished by the Purchaser to any of the foregoing in connection with this transaction; provided, however, that in no event shall any indemnity under this Subsection 1.18 exceed the aggregate principal amount of the Notes subscribed for by the Purchaser pursuant to this Agreement, except in the case of willful fraud by the Purchaser.

1.19 The Purchaser understands, acknowledges and agrees with the Company that this subscription may be rejected, in whole or in part, by the Company, in the sole and absolute discretion of the Company, at any time before the Closing Date notwithstanding prior receipt by the Purchaser of notice of acceptance of the Purchaser’s subscription.

1.20 The Purchaser acknowledges that the information contained in the Offering Materials or otherwise made available to the Purchaser (other than the SEC Filings) is confidential and non-public and agrees that all such information shall be kept in confidence by the Purchaser and neither used by the Purchaser for the Purchaser’s personal benefit (other than in connection with this subscription) nor disclosed to any third party for any reason, notwithstanding that a Purchaser’s subscription may not be accepted by the Company; provided, however, that (a) the Purchaser may disclose such information to its attorneys and advisors who may have a need for such information in connection with providing advice to the Purchaser with respect to its investment in the Company, so long as such affiliates and advisors have an obligation of confidentiality, and (b) this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision), or (iii) is received from third parties without an obligation of confidentiality (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Company).

1.21 The Purchaser represents that no authorization, approval, consent or license of any person is required to be obtained for the purchase of the Notes by the Purchaser, other than as have been obtained and are in full force and effect.

1.22 The Purchaser represents that the representations, warranties and agreements of the Purchaser contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on the date hereof and as of the Closing Date on which the Purchaser purchases Notes as if made on and as of such date and shall survive the execution and delivery of this Agreement and the purchase of the Notes. The Purchaser agrees that the Company and the Placement Agent shall be entitled to rely on the representations, warranties and agreements of the Purchaser contained herein.

1.23 The Purchaser understands, acknowledges and agrees with the Company that, except as otherwise set forth herein, the subscription hereunder is irrevocable by the Purchaser, that, except as required by law, the Purchaser is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Purchaser hereunder and that this Agreement and such other agreements shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

1.24 The Purchaser understands, acknowledges and agrees with the Company that the Offering is intended to be exempt from registration under the Securities Act by virtue of the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the representations and covenants made by the Purchaser in this Agreement.

1.25 (a) Any Purchaser subject to jurisdiction in the European Economic Area (“EEA”) either (i) is a qualified investor for the purposes of Directive 2003/71/EC of the European Parliament and the Council (a “Qualified Investor”); that is, a person falling within Article 2.1(e)(i), (ii) or (iii) of such directive or a person authorized by any such jurisdiction to be considered as a qualified investor for the purposes of such directive, or (ii) it has notified the Placement Agent in writing that it is not a Qualified Investor;

(b) Any EEA Purchaser entering into this Agreement and acquiring Notes is either (i) acting on its own account and not for the account of or otherwise on behalf any other person or persons or (ii) if a Qualified Investor in the United Kingdom, it is acting as an agent in the circumstances contemplated in section 86(2) of the United Kingdom Financial Services and Markets Act 2000;

(c) Any Purchaser, if in the United Kingdom, is (a) a person falling within Article 19(5) of the United Kingdom Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (“FPO”) or (b) a person falling within Article 49(2)(a) to (d) of the FPO;

(d) Each Purchaser acknowledges that neither the Placement Agent nor any person acting on its behalf is making any recommendations to it or advising it regarding the suitability or merits of purchasing Notes or any transaction it may enter into in connection with the offering of the Notes, and acknowledges that its participation in the offering of Notes is on the basis that it is not and will not be a client or customer of the Placement Agent and that neither the Placement Agent nor any person acting on its behalf has any duties or responsibilities to it for providing the protections afforded to their clients or customers or for providing advice in relation to the offering of the Notes.

II.	REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Purchaser that:

2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as currently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the property owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, operations, conditions (financial or otherwise), properties, assets or results of operations of the Company (a “Material Adverse Effect”).

2.2 Capitalization and Voting Rights. The authorized, issued and outstanding shares of the capital stock of the Company is as set forth in the SEC Filings and all issued and outstanding shares of the Company are validly issued, fully paid and nonassessable. Except as set forth in the SEC Filings, there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of the Company. Except as set forth in the Offering Materials, the SEC filings, and as otherwise required by law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company pursuant to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), By-Laws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

2.3 Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the (a) authorization, execution, delivery and performance of this Agreement by the Company; and (b) authorization, sale, issuance and delivery of the Notes contemplated hereby and the performance of the Company’s obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Notes, when issued and fully paid for in accordance with the terms of this Agreement, will be validly issued. The issuance and sale of the Notes contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person which have not been waived in connection with this Offering.

2.4 No Conflict; Governmental Consents.

(a) Except as would not reasonably be expected to have a Material Adverse Effect or have been waived, the execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Certificate of Incorporation or By-Laws of the Company, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.

(b) No consent, approval, authorization or other order of any governmental authority or other third party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Notes, except as have been obtained or such filings as may be required to be made with the SEC and with any state or foreign blue sky or securities regulatory authority relating to an exemption from registration thereunder.

2.5 Licenses. Except as would not reasonably be expected to have a Material Adverse Effect, the Company has sufficient licenses, permits and other governmental authorizations currently required for the conduct of its business or ownership of properties and is in all material respects complying therewith.

2.6 Litigation. The Company knows of no pending or threatened legal or governmental proceedings against the Company which (a) adversely questions the validity of this Agreement or any agreements related to the transactions contemplated hereby or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby or (b) could, if there were an unfavorable decision, have a Material Adverse Effect. There is no action, suit, proceeding or investigation by the Company currently pending in any court or before any arbitrator or that the Company intends to initiate.

2.7 Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

2.8 Placement Agent. The Company has engaged, consented to and authorized the Placement Agent to act as agent of the Company in connection with the transactions contemplated by this Agreement, in accordance with the Placement Agency Agreement (as outlined in the Private Placement Memorandum). The Company will pay the Placement Agent a commission in the form of cash and warrants, and the Company agrees to indemnify and hold harmless the Purchasers from and against all fees, commissions or other payments owing by the Company to the Placement Agent or any other person or firm acting on behalf of the Company hereunder.

2.9 Financial Statements. The financial statements of the Company included in the SEC Filings (the “Financial Statements”) fairly present in all material respects the financial condition and results of operations of the Company at the dates and for the periods indicated and have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) consistently applied throughout the periods covered thereby, except as may be otherwise specified in such Financial Statements or the notes thereto, and except that unaudited financial statements do not contain all footnotes and do not contain the cash flow statement required by GAAP, and fairly present in all material respects the financial condition of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments. Since the date of the most recent balance sheet included as part of the Financial Statements, there has not been to the Company’s knowledge: (a) any change in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements, other than changes in the ordinary course of business, none of which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect; or (b) any other event or condition of any character that, either individually or cumulatively, would reasonably be expected to have a Material Adverse Effect, except for the expenses incurred in connection with the transactions contemplated by this Agreement.

2.10 Title to Properties and Assets; Liens, Etc. The Company has good and marketable title to its properties and assets, including the properties and assets reflected in the most recent balance sheet included in the Financial Statements, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) those resulting from taxes which have not yet become delinquent; (b) liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company; (c) those that have otherwise arisen in the ordinary course of business; and (d) those that would not reasonably be expected to have a Material Adverse Effect. The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

2.11 Patents and Trademarks. Except as would not reasonably be expected to have a Material Adverse Effect or as disclosed in the SEC Filings, to the Company’s knowledge, (a) the Company owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets, licenses, customer lists and know how (collectively, “Intellectual Property”) , (b) the Company has not received any communications alleging that the Company has violated or, by conducting its business as conducted, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights or processes of any other person or entity, nor is the Company aware of any basis therefor and (iii) no claim is pending or, to the Company’s knowledge after due inquiry, threatened to the effect that any Intellectual Property owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company.

2.12 Obligations to Related Parties. Except as disclosed in the SEC Filings or as would not reasonably be expected to have a Material Adverse Effect, there are no obligations of the Company to officers, directors, stockholders, or employees of the Company other than (a) for payment of salary or other compensation for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company, (c) standard indemnification provisions in the certificate of incorporation and by-laws, and (d) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company). Except as may be disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation other than its wholly-owned subsidiaries.

2.13 Employee Relations; Employee Benefit Plans. The Company is not a party to any collective bargaining agreement or a union contract. The Company believes that its relations with its employees are good. No executive officer (as defined in Rule 501(f) of the Securities Act) of the Company has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. The Company is in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the SEC Filings, the Company does not maintain any compensation or benefit plan, agreement, arrangement or commitment (including, but not limited to, “employee benefit plans”, as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) for any present or former employees, officers or directors of the Company or with respect to which the Company has liability or makes or has an obligation to make contributions, other than any such plans, agreements, arrangements or commitments made generally available to the Company’s employees.

2.14 Environmental Laws. To its knowledge, the Company (a) is in compliance with any and all Environmental Laws (as hereinafter defined), (b) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (c) is in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (a), (b) and (c), the failure to so comply would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

2.15 Tax Status. To the best of the Company’s knowledge, the Company (a) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (b) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (c) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the Company knows of no basis for any such claim.

2.16 Absence of Certain Changes. Since the date of the SEC Filings, there has been no change in the business, operations, conditions (financial or otherwise), prospects, assets or results of operations of the Company or any of its subsidiaries that could reasonably be expected to have a Material Adverse Effect.

2.17 Disclosure. The information set forth in the Offering Materials as of the date hereof contains no untrue statement of a material fact nor omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

2.18 Compliance with Laws. The Company has complied and remains in compliance with all applicable statutes, laws, rules, regulations and orders of all governmental authorities relating to drug development and commercialization, with respect to the conduct of the Company’s pharmaceutical business, including those enforced by the United States Food and Drug Administration and comparable state regulatory authorities and regulatory authorities outside the United States, except where the failure to so comply would not have a Material Adverse Effect.

2.19 Debt Covenant. The Company agrees it will not incur any additional indebtedness ranking senior to the Notes with respect to liquidation priority without the consent of purchasers holding Notes evidencing at least a majority of the then outstanding Principal Loan Amount of the Notes issued pursuant to this Agreement and substantially similar agreements.

III.	TERMS OF SUBSCRIPTION

3.1 The minimum purchase that may be made by any prospective investor shall be $25,000 aggregate principal amount of Notes. Subscriptions for investment below the minimum investment may be accepted at the discretion of the Placement Agent and the Company. The Company and the Placement Agent reserve the right to reject any subscription made hereby, in whole or in part, in their sole discretion. The Company’s agreement with each Purchaser is a separate agreement and the sale of the Notes to each Purchaser is a separate sale.

3.2 At any time after the Company has received subscriptions and related funds, the Company may conduct a Closing and may conduct subsequent Closings on an interim basis.

3.3 The Note purchased by the Purchaser pursuant to this Agreement will be prepared for delivery to the Purchaser promptly following the Closing at which such purchase takes place. The Purchaser hereby authorizes and directs the Company to deliver the Note purchased by the Purchaser pursuant to this Agreement to the residential or business address indicated on the signature page hereto.

IV.	CONDITIONS TO OBLIGATIONS OF THE PARTIES

4.1 In addition to the Company’s right to reject, in whole or in part, any subscription at any time before the Closing Date, the Company’s obligation to issue the Notes at each Closing to the applicable Purchaser is subject to the fulfillment on or prior to such Closing of the following conditions, which conditions may be waived at the option of the Company to the extent permitted by law:

(a) The representations and warranties made by each Purchaser in Article I hereof shall be true and correct in all material respects.

(b) All covenants, agreements and conditions contained in this Agreement to be performed by such Purchaser on or prior to the date of such Closing shall have been performed or complied with in all material respects.

(c) There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(d) There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Notes (except as otherwise provided in this Agreement).

4.2 The Purchaser’s obligation to purchase the Notes at the Closing at which such purchase is to be consummated is subject to the fulfillment on or prior to such Closing of the following conditions, which conditions may be waived at the option of each Purchaser to the extent permitted by law:

(a) The representations and warranties made by the Company in Article II hereof shall be true and correct in all material respects.

(b) All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of such Closing shall have been performed or complied with in all material respects.

(c) There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(d) There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Notes (except as otherwise provided in this Agreement).

V.	MISCELLANEOUS

5.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed as follows:

if to the Company, to it at:

Aytu Bioscience, Inc.

373 Inverness Parkway

Suite 200

Englewood, CO 80112

Attn: Josh Disbrow, CEO

With a copy to:

Wyrick Robbins Yates & Ponton LLP

4101 Lake Boone Trail, Suite 300

Raleigh, NC 27607-7506

Facsimile: (919) 781-4865

Attn: W. David Mannheim, Esq.

if to the Purchaser, to the Purchaser’s address indicated on the signature page of this Agreement.

Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

5.2 Except as otherwise expressly provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) with the written consent of the Company and purchasers holding Notes evidencing at least a majority of the then outstanding Principal Loan Amount of the Notes issued pursuant to this Agreement and substantially similar agreements. Any amendment or waiver effected in accordance with this Section 5.2 shall be binding upon the Purchaser and the Company (even if the Purchaser does not consent to such amendment or waiver), and upon the effectuation of each such amendment or waiver, the Company shall promptly give written notice thereof to the Purchaser if the Purchaser has not previously consented thereto in writing.

5.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

5.4 Upon the execution and delivery of this Agreement by the Purchaser, this Agreement shall become a binding obligation of the Purchaser with respect to the purchase of Notes as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other purchasers and to add and/or delete other persons as purchasers.

5.5 NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE AND PROCEDURAL LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAW.

5.6 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

5.7 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

5.8 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

5.9 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

5.10 Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement, except that the Placement Agent may rely upon the representations and acknowledgements of the Purchaser in Articles I and VI hereof and the representations and warranties of the Company in Article II hereof.

Remainder of Page Intentionally Left Blank.

VI.	CONFIDENTIAL INVESTOR QUESTIONNAIRE

6.1 ALL INVESTORS - The undersigned represents and warrants as indicated below by the undersigned’s mark:

A.	Individual investors: (Please mark one or more of the following statements)

1.	I certify that I am an accredited investor because I have had individual income (exclusive of any income earned by my spouse) of more than $200,000 in each of the most recent two years and I reasonably expect to have an individual income in excess of $200,000 for the current year.

2.	I certify that I am an accredited investor because I have had joint income with my spouse in excess of $300,000 in each of the most recent two years and reasonably expect to have joint income with my spouse in excess of $300,000 for the current year.

3.	I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000 (exclusive of my personal residence).

4.	I am a director or executive officer of Aytu Bioscience, Inc.

B.	Partnerships, corporations, trusts or other entities: (Please mark one of the following seven statements). The undersigned hereby certifies that it is an accredited investor because it is:

1.	an employee benefit plan whose total assets exceed $5,000,000;

2.	an employee benefit plan whose investments decisions are made by a plan fiduciary which is either a bank, savings and loan association or an insurance company (as defined in Section 3(a) of the Securities Act) or an investment adviser registered as such under the Investment Advisers Act of 1940;

3.	a self-directed employee benefit plan, including an Individual Retirement Account, with investment decisions made solely by persons that are accredited investors;

4.	an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

5.	a corporation, partnership, limited liability company, limited liability partnership, other entity or similar business trust, not formed for the specific purpose of acquiring the Notes, with total assets excess of $5,000,000;

6.	a trust, not formed for the specific purpose of acquiring the Notes, with total assets exceed $5,000,000, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Notes; or

7.	an entity (including a revocable grantor trust but other than a conventional trust) in which each of the equity owners qualifies as an accredited investor.

6.2 EUROPEAN ECONOMIC AREA (“EEA”) INVESTORS - The undersigned further represents and warrants as indicated below by the undersigned’s mark:

A.	Please mark one of the following statements:

either

1.            The undersigned hereby certifies that it is a Qualified Investor for the purposes of Directive 2003/71/EC because it is a person falling within Article 2.1(e)(i), (ii) or (iii) of such directive or a person authorized by a jurisdiction in the EEA to be considered as a qualified investor for the purposes of such directive;

or

2.            The undersigned hereby certifies that it is not a Qualified Investor for the purposes of Directive 2003/71/EC.

B.	Please mark one of the following statements.

1.            The undersigned hereby certifies that it is acting on its own account and not for the account of or otherwise on behalf of any person or persons; or

2.            The undersigned is in the United Kingdom and is a Qualified Investor for the purposes of Directive 2003/71/EC and is acting as an agent in the circumstances contemplated in section 86(2) of the United Kingdom Financial Services and Markets Act 2000.

C.	Please mark the following statement:

1.            The undersigned hereby certifies that it has not received any recommendation from the Placement Agent nor any person acting on their behalf in relation to the purchase of the Notes.

D.	Please mark one of the following statements:

1.            The undersigned hereby certifies that it is not in the United Kingdom.

2.            The undersigned hereby certifies that it is a person falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (“FPO”).

3.            The undersigned hereby certifies that it is a person falling within Article 49(2)(a) to the (d) of the FPO.

6.3 ALL INVESTORS - The undersigned further represents and warrants as indicated below by the undersigned’s mark:

FINRA AFFILIATION.

Are you affiliated or associated with an FINRA member firm:

Yes	No

If Yes, please describe:

* If purchaser is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by NASD Rule 3050.

Name of FINRA Member Firm

By:
Authorized Officer

Date:

6.4 ALL INVESTORS - Indicate manner in which title is to be held (circle one)

(a)	Individual Ownership

(b)	Community Property

(c)	Joint Tenant with Right of Survivorship (both parties must sign)

(d)	Partnership

(e)	Tenants in Common

(f)	Corporation

(g)	Limited Liability Company

(h)	Trust

(i)	Other

The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Article VI and such answers have been provided under the assumption that the Company will rely on them.

AGGREGATE PRINCIPAL AMOUNT OF NOTES = $         (TOTAL INVESTMENT)

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Telephone-Residence	Telephone-Residence

Facsimile-Business	Facsimile-Business

Facsimile-Residence	Facsimile-Residence

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which securities should be issued:

Dated:             , 201

This Note Purchase Agreement is agreed to and accepted as of                     .

AYTU BIOSCIENCE, INC.

By:
Name:	Josh Disbrow
Title:	Chief Executive Officer

Annex A

CERTIFICATE OF SIGNATORY

(To be completed if Notes are being subscribed for by an entity)

I,                                         , am the                                          of                                          (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Note Purchase Agreement and to purchase and hold the Notes, and certify further that the Note Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this      day of             , 201

(Signature)

EXHIBIT A

Form of Note